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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Earliest Event Reported): February 23, 2001

        Exact name of Registrant as specified in charter: Infotopia, Inc.

                         State of incorporation: Nevada

                        Commission File Number: 000-25157

                  IRS Employer Identification Number: 954685068

    Address of Principal Executive Office: 218 Tearall Road Raynham, MA 02767

        Registrant's telephone number, including area code: (508)884.9900
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Item 8.  Change in Fiscal Year

         By resolution of its Board of Directors taken on February 15, 2001, the Registrant determined to change its fiscal year-end from February 28, 2001 to December 31, 2000. Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 will be filed on or before March 30, 2001, and shall contain the report covering the transition period.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFOTOPIA, INC.

By: /s/ Daniel Hoyng
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    Daniel Hoyng
    Chief Executive Officer